SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2003

CIVITAS BANKGROUP, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-27393	62-1297760

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Corporate Centre
810 Crescent Centre Drive, Suite 320
Franklin, Tennessee	37067

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 383-4758

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

On July 29, 2003, Civitas BankGroup, Inc. issued a press release announcing its second quarter earnings results, the text of which is furnished herewith as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

On July 29, 2003, Civitas BankGroup, Inc. issued a press release announcing its second quarter earnings results, the text of which is furnished herewith as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS BANKGROUP, INC.

Date: July 31, 2003	By:	/s/ Andy LoCascio Andy LoCascio Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	Earnings Press Release Issued by Civitas BankGroup, Inc. dated July 29, 2003.